[LOGO]  M F S(SM)                                                 Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                              December 31, 1997



MFS(R) FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)



[Graphic Omitted]

MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGERS                                  INVESTOR SERVICE
Arnab Kumar Banerji*                                MFS Service Center, Inc.
Jeffrey Chowdhry*                                   P.O. Box 2281
                                                    Boston, MA 02107-9906
TREASURER
W. Thomas London*                                   For additional information,
                                                    contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                                    CUSTODIAN
Ellen Moynihan*                                     State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
SECRETARY                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                 www.mfs.com
James R. Bordewick, Jr.*


[logo omitted]  For the fourth year in a row, MFS earned a #1 ranking in the
                DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED              MAY LOSE VALUE                   NO BANK GUARANTEE

  ---------------------------------------------------------------------------
  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contribution to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
  ---------------------------------------------------------------------------

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, U.S. markets will most likely continue to focus on activity by the Federal Reserve Board and its response to both U.S. and world events.

Internationally, the second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

January 12, 1998

MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES

The Series commenced operations on October 16, 1997, and from that date through December 31, 1997, provided a total return of -10.00% (including the reinvestment of any distributions but excluding the deduction of the mortality and expense risk charges and administration fees). Following a strong start in 1997, emerging markets experienced a roller-coaster ride in the latter part of the year, primarily due to volatility in Southeast Asia.

We remain, on the whole, positive on other emerging market countries despite recent volatility. In Brazil, many companies are now selling at low single-digit price-to-earnings multiples with what we regard as attractive medium-term outlooks. We also remain positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe to be an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

In other markets, Russia was among the best performing in the world for most of 1997. Investors took profits in the latter part of the year and, in our view, this has made the market very attractive again given that Russian companies are severely undervalued compared to similar ones in the West. The Egyptian economy is the strongest in the Middle East region as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Its stock market has also been very resilient to volatility elsewhere due to low levels of foreign ownership and strong macroeconomic and corporate fundamentals. Portugal has demonstrated over the past two years that its management of its economy is among the best in Western Europe. This has been vindicated by Morgan Stanley, which placed the Portuguese stock market in its developed, rather than emerging, market index series beginning in December 1997. The Portuguese market has been resilient to the falls in security prices elsewhere, as investors have taken the view that companies in this market are undervalued compared to competitors in the rest of Europe.

Looking forward, we believe the general climate for emerging market assets, notwithstanding recent volatility, remains supportive, with valuations in many markets back to 1994 levels. The situation in Southeast Asia remains difficult, although value is beginning to emerge, especially in Hong Kong/ China and India. We remain committed to Latin America, given that economies in the region have fewer structural imbalances than Asia's. We believe other emerging markets such as Russia, Poland, Hungary, Egypt, Morocco, and South Africa should also do well in the next 12 months.

Respectfully,

/s/ Arnab Kumar Banerji               /s/ Jeffrey Chowdhry

    Arnab Kumar Banerji                   Jeffrey Chowdhry
    Portfolio Manager                     Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. Dr. Banerji earned degrees in Physiology and Medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities. He joined Citibank initially as head of Equity Research at Citibank Scrimgeour Vickers before moving to Citibank Global Asset Management to set up their emerging markets operation, which he headed until 1993, when he joined Foreign & Colonial. Dr. Banerji has managed the Series since its inception.

Jeffrey Chowdhry is a Director and Global Funds Manager of Foreign & Colonial Emerging Markets Ltd. Mr. Chowdhry joined Foreign & Colonial in 1994 from BZW Investment Management in London, where he was a Director in the Emerging Markets Division. Prior to BZW, he was a fund manager with Royal Insurance. Mr. Chowdhry is a graduate of Brunel University and has a Master of Business Administration degree from Kingston Business School. Mr. Chowdhry has managed the Series since its inception.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital appreciation.

Commencement of investment operations: October 16, 1997

Refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 89.4%
------------------------------------------------------------------------------------------------------
Issuer                                                                     Shares                Value
------------------------------------------------------------------------------------------------------
Argentina - 6.2%
  Banco de Galicia y Buenos Aires S.A. de C.V., ADR (Banks
    and Credit Cos.)                                                        1,400           $   36,050
  Telecom S.A., ADR (Telecommunications)                                    1,350               48,263
                                                                                            ----------
                                                                                            $   84,313
------------------------------------------------------------------------------------------------------
Brazil - 14.2%
  Centrais Eletricas Brasileiras, ADR (Utilities -
    Electric)                                                               2,000           $   46,750
  Petroleo Brasileiro S.A. (Oils)                                           2,000               46,500
  Telecomunicacoes Brasileiras S.A., ADR
    (Telecommunications)                                                      855               99,554
                                                                                            ----------
                                                                                            $  192,804
------------------------------------------------------------------------------------------------------
Chile - 3.4%
  Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)                   3,270           $   46,189
------------------------------------------------------------------------------------------------------
China - 2.1%
  Huaneng Power International, Inc., ADR (Utilities -
    Electric)*                                                              1,200           $   27,825
------------------------------------------------------------------------------------------------------
Egypt - 4.7%
  Suez Cement Co., GDR (Construction)##                                     3,200           $   64,160
------------------------------------------------------------------------------------------------------
Greece - 3.1%
  Attica Enterprises S.A., GDR (Transportation)                             3,100           $   34,644
  Hellenic Bottling (Beverages)                                               340                7,899
                                                                                        --------------
                                                                                            $   42,543
------------------------------------------------------------------------------------------------------
Hong Kong - 6.0%
  China Resources Enterprises (Real Estate Investment
    Trust)                                                                  8,000           $   17,862
  Guangdong Kelon Electric Holdings (Consumer Goods and
    Services)                                                              20,000               20,520
  New World Development Co. (Real Estate)*                                  7,000               24,211
  Swire Pacific Air Ltd., "A" (Transportation)                              3,500               19,197
                                                                                            ----------
                                                                                            $   81,790
------------------------------------------------------------------------------------------------------
Hungary - 4.8%
  Gedeon Richter Ltd. (Pharmaceuticals)##                                     560           $   64,540
------------------------------------------------------------------------------------------------------
India - 6.7%
  Mahanagar Telephone Nigam Ltd. (Utilities - Telephone)*##                 4,000           $   41,500
  State Bank of India, GDR (Bank and Credit Cos.)##                         1,350               23,963
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                     1,850               25,345
                                                                                            ----------
                                                                                            $   90,808
------------------------------------------------------------------------------------------------------
Israel - 2.2%
  Makteshim Chemical Works Ltd. (Chemicals)                                 4,000           $   29,190
------------------------------------------------------------------------------------------------------
Mauritius - 2.1%
  State Bank of Mauritius Ltd. (Financial Institution)                     50,000           $   28,629
------------------------------------------------------------------------------------------------------
Mexico - 12.5%
  Grupo Carso S.A. de C.V. (Conglomerate)                                   2,700           $   32,400
  Grupo Financiero Banamex, "B" (Finance)*                                 20,000               59,918
  Grupo Television S.A. de C.V., GDR (Entertainment)*                       2,000               77,375
                                                                                            ----------
                                                                                            $  169,693
------------------------------------------------------------------------------------------------------
Pakistan - 3.0%
  Hub Power Co. Ltd., GDR (Utilities - Electric)*                           1,300           $   40,300
------------------------------------------------------------------------------------------------------
Peru - 4.3%
  Ferreyros S.A. (Construction)                                            54,500           $   57,600
------------------------------------------------------------------------------------------------------

Poland - 3.7%
  Bank Handlowy W Warszawie, GDR (Banks and Credit Cos.)*##                 3,900           $   50,700
------------------------------------------------------------------------------------------------------
Portugal - 4.7%
  Mota e Companhia S.A. (Construction)                                      1,400           $   22,235
  Portugal Telecom S.A. (Utilities - Telephone)                               900               41,806
                                                                                            ----------
                                                                                            $   64,041
------------------------------------------------------------------------------------------------------
Russia - 4.3%
  Lukoil Oil Co., ADR (Oils)                                                  350           $   31,850
  Unified Energy Systems, GDR (Utilities - Electric)*                         900               27,000
                                                                                            ----------
                                                                                            $   58,850
------------------------------------------------------------------------------------------------------
Singapore - 1.4%
  City Developments Ltd. (Real Estate)                                      4,000           $   18,571
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,354,186)                                                  $1,212,546
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 10.3%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                    (000 Omitted)
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank Corp., due 1/02/98, at Amortized Cost               $140           $  139,982
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,494,168)                                             $1,352,528

Other Assets, Less Liabilities - 0.3%                                                            4,537
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $1,357,065
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,494,168)             $1,352,528
  Cash                                                                 2,134
  Dividends receivable                                                 1,497
  Deferred organization expenses                                       8,800
                                                                  ----------
      Total assets                                                $1,364,959
                                                                  ----------
Liabilities:
  Payable to affiliate for management fee                         $       46
  Accrued expenses and other liabilities                               7,848
                                                                  ----------
      Total liabilities                                           $    7,894
                                                                  ----------
Net assets                                                        $1,357,065
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $1,508,600
  Unrealized depreciation on investments                            (141,640)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (10,127)
  Accumulated undistributed net investment income                        232
                                                                  ----------
      Total                                                       $1,357,065
                                                                  ==========
Shares of beneficial interest outstanding                          150,860
                                                                   -------

Net asset value per share
  (net assets of $1,357,065 / 150,860 shares of beneficial
   interest outstanding)                                            $9.00
                                                                    =====
See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Period Ended December 31, 1997*
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $    2,956
    Dividends                                                             1,497
                                                                     ----------
      Total investment income                                        $    4,453
                                                                     ----------
  Expenses -
    Management fee                                                   $    3,350
    Administrative fee                                                       28
    Shareholder servicing agent fee                                         459
    Custodian fee                                                            70
    Legal fee                                                             3,049
    Auditing fee                                                          7,650
    Printing                                                                329
    Amortization of organization expenses                                   387
    Miscellaneous                                                           621
                                                                     ----------
      Total expenses                                                 $   15,943
    Reduction of expenses by investment adviser                         (11,922)
                                                                     ----------
      Net expenses                                                   $    4,021
                                                                     ----------
        Net investment income                                        $      432
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $  (10,127)
    Foreign currency transactions                                          (200)
                                                                     ----------
        Net realized loss on investments and foreign
          currency transactions                                      $  (10,327)
                                                                     ----------
  Change in unrealized depreciation on investments                   $ (141,640)
                                                                     ----------
    Net realized and unrealized loss on investments and
      foreign currency                                               $ (151,967)
                                                                     ----------
      Decrease in net assets from operations                         $ (151,535)
                                                                     ==========
*For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Period Ended December 31, 1997*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $      432
  Net realized loss on investments and foreign currency
    transactions                                                        (10,327)
  Net unrealized loss on investments                                   (141,640)
                                                                     ----------
    Decrease in net assets from operations                           $ (151,535)
                                                                     ----------
Net increase in net assets from Fund share transactions              $1,500,000
                                                                     ----------
    Total increase in net assets                                     $1,348,465
Net assets:
  At beginning of period                                                  8,600
                                                                     ----------
  At end of period (including accumulated undistributed net
    investment income of $232)                                       $1,357,065
                                                                     ==========

*For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
Period Ended December 31, 1997*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $10.00
                                                                        ------
Income from investment operations# -
  Net investment income(S)**                                            $ 0.00
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                (1.00)
                                                                        ------
      Total from investment operations                                  $(1.00)
                                                                        ------
Net asset value - end of period                                         $ 9.00
                                                                        ======
Total return                                                          (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                               1.50%+
  Net investment income                                                  0.16%+
Portfolio turnover                                                          8%
Average commission rate                                                $0.0210
Net assets at end of period (000 omitted)                              $ 1,357

  *For the period from the commencement of the Series' investment operations,
   October 16, 1997, through December 31, 1997.
 **The net investment income per share for the period was $0.004.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
(S)The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at no more than 1.50% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

  Net investment loss                                                  $(0.15)
  Ratios (to average net assets):
    Expenses##                                                          5.92%+
    Net investment loss                                               (4.26)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Foreign & Colonial Emerging Markets Equity Series (the Series), formerly known as MFS(R) Strategic Fixed Income Series, is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were seven shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $200 was reclassified to accumulated undistributed net investment income from accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $10,127 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 1.25% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $11,922.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $1,457,334 and $52,871, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $1,494,168
                                                                   ----------
Gross unrealized appreciation                                      $   16,416
Gross unrealized depreciation                                      $ (158,056)
                                                                   ----------
    Net unrealized depreciation                                    $ (141,640)
                                                                   ==========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                                 Period Ended December 31, 1997*
                                                 -------------------------------
                                                         Shares          Amount
--------------------------------------------------------------------------------
Shares sold                                             150,000      $1,500,000

*For the period from the commencement of the Series' investment operations, October 16, 1997 through December 31, 1997.

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $0.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS/Foreign & Colonial Emerging Markets Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS/Foreign & Colonial Emerging Markets Equity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 16, 1997, (commencement of investment operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS/Foreign & Colonial Emerging Markets Equity Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C) 1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VEM-2 2/98 250